Securities Act Act File No. 33-68090
                                        Investment Company Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 26                       [X]

                                     and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT            [X]
                                     OF 1940

                              Amendment No. 26                               [X]

                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter
               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

                       Lawrence H. Kaplan, Vice President
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                    immediately on filing pursuant to paragraph (b)
         -----------

             X      on April 1, 2000 pursuant to paragraph (b)
         -----------

                    60 days after filing pursuant to paragraph (a) (1)
         -----------

                    on (date) pursuant to paragraph (a) (1)
         -----------

                   75 days after filing pursuant to paragraph (a) (2)
         ----------

                   on (date) pursuant to paragraph (a)(2) of Rule 485
         ----------

If appropriate, check the following box:

         ---------- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett

Investment Trust


Prospectus
     April 1, 2000

Balanced Series
High Yield Fund
Limited Duration U.S.
         Government Securities Series
U.S. Government Securities Series


[GRAPHIC OMITTED]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these Funds for investment merit. It is a criminal offense to state otherwise.

Class P shares of each Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                              The Funds


    Information about the goal,    Balanced Fund                              2
principal strategy, main risks,    High Yield Fund                            6
          performance, and fees    Limited Duration U.S.
                   and expenses       Government Securities Fund              9
                                   U.S. Government Securities Fund            12


                             Your Investment


       Information for managing    Purchases                                  15
              your Fund account    Sales Compensation                         18
                                   Opening Your Account                       19
                                   Redemptions                                19
                                   Distributions and Taxes                    20
                                   Services For Fund Investors                20
                                   Management                                 21


                          For More Information


              How to learn more    Other Investment Techniques                23
                about the Funds    Glossary of Shaded Terms                   24
                                   Recent Performance                         26


                             Financial Information

  Financial highlights and line    Balanced Fund                              27
  graph comparison of each Fund    High Yield Fund                            29
                                   Limited Duration U.S.
                                      Government Securities Fund              31
                                   U.S. Government Securities Fund            33
                                   Compensation For Your Dealer               35




      How to learn more about the  Back Cover
Funds and other Lord Abbett Funds

                                                                   Balanced Fund

GOAL

     The Fund's investment objective is current income and capital growth.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund invests in a portfolio of underlying funds managed by Lord, Abbett & Co. ("Lord Abbett"). The Fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. The Fund may change the amounts invested in any or all of the underlying funds at any time without shareholder approval, but will have at least 65% of its assets in the Affiliated Fund and Bond-Debenture Fund, taken together. In addition, it will have at least 25% of its assets invested in fixed-income securities through one or more of the underlying funds.

     As of the date of this prospectus, the Fund invested approximately half of its assets in each of the Affiliated Fund and the Bond-Debenture Fund.

     The Fund may temporarily reduce its holdings in the underlying funds for defensive purposes in response to adverse market conditions and invest in short-term debt securities. This could potentially reduce the Fund's ability to benefit from any upswing in the market and prevent the Fund from realizing its investment objective.

MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

     AFFILIATED FUND, MID-CAP VALUE FUND AND GROWTH OPPORTUNITIES FUND. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests.

     In addition, these Funds are subject to the particular risks associated with the types of stocks in which they invest: bargain stocks in the case of the Affiliated Fund and Mid- Cap Value Fund; and growth stocks in the case of the Growth Opportunities Fund. Different types of stocks shift in and out of favor depending on market and economic conditions
     For instance, the market may fail to recognize the intrinsic value of particular bargain stocks for a long time. Also, growth companies may grow faster than other companies which may result in more volatility in their stock prices.

     If an underlying fund's assessment of a company's value, its prospects for exceeding earnings expectations, or overall market conditions is wrong, the fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


We or the Fund refers to the Lord Abbett Balanced Series ("Balanced Fund"), a portfolio of Lord Abbett Investment Trust (the "Company").

Underlying funds: currently consist of:

o    Lord Abbett Affiliated Fund ("Affiliated Fund")

o    Lord Abbett Bond-Debenture Fund ("Bond-Debenture Fund")

o    Lord Abbett Mid-Cap Value Fund ("Mid-Cap Value Fund")

o    Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund")

o    U.S. Government Securities Series ("U.S. Government Securities Fund")

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Funds

                                                                   Balanced Fund

     BOND-DEBENTURE FUND. This underlying fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the underlying fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. This may result in losses to the Fund.

     The Bond-Debenture Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

ABOUT THE BALANCED FUND'S UNDERLYING FUNDS

     The Balanced Fund may invest in five Lord Abbett underlying funds: the Affiliated Fund, Bond-Debenture Fund, Growth Opportunities Fund, Mid-Cap Value Fund, and the U.S. Government Securities Fund. The following is a concise description of the investment objectives and practices of each underlying fund other than the U.S. Government Securities Fund whose description may be found on page 12 of this prospectus. No offer is made in this prospectus of the shares of the underlying funds, other than the U.S. Government Securities Fund.

     THE AFFILIATED FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund uses quantitative and fundamental research to identify those large, seasoned companies which the fund believes the market undervalues.

     THE BOND-DEBENTURE FUND'S investment objective is high current income and the opportunity for capital appreciation to produce a high total return. Although the Bond-Debenture Fund normally invests in high yield debt securities or "junk bonds", at least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

     THE GROWTH OPPORTUNITIES FUND'S investment objective is to seek capital appreciation, using a growth style of investing. This means that it favors companies that show the potential for stronger than expected earnings or growth.

     THE  MID-CAP  VALUE  FUND'S   investment   objective  is  to  seek  capital
     appreciation, primar-ily by investing in common stocks of mid-sized companies, using a value approach to investing. The fund selects stocks based on capital appreciation potential, without regard to current income.


                                                                     The Funds 3

                                 Balanced Fund    Symbols:  Class A - LABFX
                                                            Class B - LABBX
                                                            Class C - BFLAX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


================================================================================
Bar Chart (per calendar year) - Class A Shares

================================================================================
1995 - 22.8%
1996 - 9.1%
1997 - 17.3%
1998 - 8.8%
1999 - 11.0%

Best Quarter   4th Q `98  12.2%               Worst Quarter   3rd Q `98    -8.6%

================================================================================


     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index and two more narrowly based indices that more closely reflect the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

================================================================================
Average Annual Total Returns Through December 31, 1999

================================================================================

Share Class                      1 Year         5 Years       Since Inception(1)
Class A shares                    4.60%          12.31%             12.23%
--------------------------------------------------------------------------------
Class B shares                    5.09%            -                 4.82%
--------------------------------------------------------------------------------
Class C shares                    8.91%            -                12.96%
--------------------------------------------------------------------------------
Russell 3000 Index(2)            20.90%          26.94%             26.94%(3)
                                                                    17.80%(4)
                                                                    27.81%(5)

--------------------------------------------------------------------------------
60% Russell 3000, 40% Lehman     12.22%          19.27%             19.27%(3)
Brothers Aggregate Bond Index(2)                                    12.16%(4)
                                                                    19.28%(5)

--------------------------------------------------------------------------------
Lipper Balanced Funds Average(2)  8.79%          16.26%             16.26%(3)
                                                                     8.00%(4)
                                                                    15.61%(5)

--------------------------------------------------------------------------------

(1) The date of inception for each class are: A -12/27/94; B -5/1/98; and C -7/15/96.
(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 12/31/94 to 12/31/99, to correspond with Class A inception date.
(4) Represents total returns for the period 4/30/98 to 12/31/99, to correspond with Class B inception date.
(5) Represents total returns for the period 7/31/96 to 12/31/99, to correspond with Class C inception date.





4 The Funds

                                                                   Balanced Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

=====================================================================================================
Fee Table

=====================================================================================================
                                              Class A    Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------
(as a % of offering price)                     5.75%       none        none        none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.75%       0.75%       0.75%       0.75%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
-----------------------------------------------------------------------------------------------------
Other Expenses                                 0.00%       0.00%       0.00%       0.00%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses                       1.10%       1.75%       1.75%       1.20%
-----------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

While each class of shares of the Balanced Fund is expected to operate with the direct total operating expenses shown under "Fee Table" above, shareholders in the Balanced Fund bear indirectly the Class Y share expenses of the underlying funds in which the Balanced Fund invests. The following chart provides the expense ratio for each of the underlying fund's Class Y shares, as well as the approximate percentage of the Balanced Fund's net assets invested in each underlying fund on November 30, 1999:

                                    Underlying Funds'        % of Balanced Fund
                                     expense ratios               net assets

Affiliated Fund                           0.43%                       50%
================================================================================
Bond-Debenture Fund                       0.60%                       50%
================================================================================
Mid-Cap Value Fund                        1.02%                        -
================================================================================
Growth Opportunities Fund                 1.30%                        -
================================================================================
U.S. Government Securities Fund           0.69%                        -
================================================================================

Based on these figures, the weighted average Class Y share expense ratio for the underlying funds in which Balanced Fund invests is 0.52% (the "underlying expense ratio"). This figure is only an approximation of the Balanced Fund's underlying expense ratio, since the amount of assets invested in each of the underlying funds changes daily.

================================================================================
Example
================================================================================
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class                1 Year           3 Years           5 Years         10 Years

Class A shares               $730            $1,057           $1,406            $2,386
======================================================================================
Class B shares               $730            $1,009           $1,415            $2,442
======================================================================================
Class C shares               $330            $ 709            $1,215            $2,605
======================================================================================
Class P shares               $175            $ 542            $ 933             $2,030
======================================================================================
You would have paid the following expenses if you did not redeem your shares:
Class A shares               $730            $1,057           $1,406            $2,386
======================================================================================
Class B shares               $230            $ 709            $1,215            $2,442
======================================================================================
Class C shares               $230            $ 709            $1,215            $2,605
======================================================================================
Class P shares               $175            $ 542            $ 933             $2,030
======================================================================================


Management fees are payable to Lord Abbett for the Fund's investment management.


Lord Abbett is currently waiving the management fee for the Fund. Lord Abbett may stop waiving the management fee at any time. Total operating expenses with the management fee waiver are .35% (Class A shares), 1.00% (Class B and C shares), and 0.45% (Class P shares).


12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.



                                                                     The Funds 5

                                                                 High Yield Fund


GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     To  pursue  its  goal,  the  Fund  normally   invests  in  high-yield  debt
     securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment-grade debt securities. Under normal circumstances, the Fund invests at least 65% of its total assets in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.

     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high.
     Also, buying lower-rated bonds when we believe the credit risk is likely to decrease, may generate higher returns.

     While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

     The lower-rated bonds in which the Fund invests involve risks that the bond's issuers will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after we purchase their securities. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, the value of your investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices tend to rise.
     Also, the market for high yield bonds generally is less liquid than the market for higher-rated securities.

     The High Yield Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

We or the Fund refers to Lord Abbett High Yield Fund ("High Yield Fund"), a portfolio of the Company.


About the Fund. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


6 The Funds

                                      High Yield Fund  Symbols:  Class A - LHYAX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1999 - 6.6%

Best Quarter   4th Q `99  4.0%                Worst Quarter   3rd Q `99    -0.8%


--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end sales or deferred sales charges.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------


Share Class                                     1 Year        Since Inception(1)


Class A shares                                   1.50%              1.50%
--------------------------------------------------------------------------------
Class B shares                                    .84%               .84%
--------------------------------------------------------------------------------
Class C shares                                   4.81%              4.81%
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(2)         1.57%              1.57%(3)
--------------------------------------------------------------------------------
First Boston High Yield Index(2)                 3.28%              3.28%(3)
--------------------------------------------------------------------------------

(1)  The date of inception for Class A, B and C shares is 12/31/98.

(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/98 - 12/31/99, to correspond with Class A, B and C shares inception date.






                                                                     The Funds 7

                                                                 High Yield Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


-----------------------------------------------------------------------------------------------------
Fee Table
-----------------------------------------------------------------------------------------------------
                                              Class A    Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------

Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------
(as a % of offering price)                     4.75%       none        none        none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.60%       0.60%       0.60%       0.60%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.50%       1.00%       1.00%       0.45%
-----------------------------------------------------------------------------------------------------
Other Expenses                                 0.26%       0.26%       0.26%       0.26%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses                       1.36%       1.86%       1.86%       1.31%
-----------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class              1 Year         3 Years         5 Years         10 Years

Class A shares             $607          $885           $1,184            $2,032
--------------------------------------------------------------------------------
Class B shares             $689          $885           $1,206            $2,049
--------------------------------------------------------------------------------
Class C shares             $289          $585           $1,006            $2,180
--------------------------------------------------------------------------------
Class P shares             $133          $415           $ 718             $1,579
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:

Class A shares             $607          $885           $1,184            $2,032
--------------------------------------------------------------------------------
Class B shares             $189          $585           $1,006            $2,049
--------------------------------------------------------------------------------
Class C shares             $189          $585           $1,006            $2,180
--------------------------------------------------------------------------------
Class P shares             $133          $415           $ 718             $1,579
--------------------------------------------------------------------------------



Management fees are payable to Lord Abbett for the Fund's investment management.



12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.




8 The Funds

                                Limited Duration U.S. Government Securities Fund


GOAL

     The Fund's  investment  objective  is to seek a high level of income from a
     portfolio   consisting   primarily  of  limited  duration  U.S.  Government
     securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities which the Fund expects will produce a high level of income. Investments of the Fund include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued by U.S. Government agencies and instrumentalities, including mortgage-related securities, such as:

     o Federal Home Loan Banks

     o Federal Home Loan Mortgage Corporation

     o Federal National Mortgage Association

     o Government National Mortgage Association

     The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between one and four years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. Likewise, the value of your investment will change as interest rates fluctuate. The Fund does not attempt to maintain a stable net asset value.

     The mortgage-related securities in which the Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, the Fund may have to reinvest in securities with a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interest rates. The
     Fund may then be unable to invest in higher yielding securities. These circumstances may result in lower performance for the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

We or the Fund refers to Limited Duration U.S. Government Securities Series ("Limited Duration U.S. Government Fund"), a series of the Company.

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks .


                                                                     The Funds 9

Limited Duration U.S. Gov't Securities Fund       Symbols:  Class A - LALDX
                                                            Class C - LDLAX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

[GRAPHIC OMITTED]

1994 - -3.5%
1995 - 10.1%
1996 - 1.3%
1997 - 6.9%
1998 - 6.6%
1999 - 2.8%

Best Quarter   3rd Q `98  3.4%                Worst Quarter   1st Q `94    -2.8%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

================================================================================
Average Annual Total Returns Through December 31, 1999

================================================================================

Share Class                      1 Year          5 Years     Since Inception(1)

Class A shares                   -.60%           4.80%             3.36%
--------------------------------------------------------------------------------
Class C shares                    .81%             -               4.70%
--------------------------------------------------------------------------------
Lehman Intermediate               .49%           6.93%             5.43%(3)
Government Bond Index(2)                                           5.95%(4)
--------------------------------------------------------------------------------

(1)  The date of inception for each class are: A -11/4/93; and C -7/15/96.

(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 11/30/93 to 12/31/99, to correspond with Class A inception date.

(4) Represents total returns for the period 7/31/96 to 12/31/99, to correspond with Class C inception date.





10 The Funds

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


=====================================================================================================
Fee Table
=====================================================================================================
                                             Class A            Class C         Class P

Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------
(as a % of offering price)                     3.25%             none              none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)           1.00%(1)          none
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(2)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.50%             0.50%             0.50%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(3)       0.00%             1.00%             0.45%
-----------------------------------------------------------------------------------------------------
Other Expenses                                 0.50%             0.50%             0.50%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses                       1.00%             2.00%             1.45%
-----------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(3) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

================================================================================
Example

================================================================================

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class                 1 Year          3 Years       5 Years       10 Years

Class A shares               $424            $633          $ 860         $1,510
===============================================================================
Class C shares               $303            $627          $1,078        $2,327
===============================================================================
Class P shares               $148            $459          $ 792         $1,735
===============================================================================
You would have paid the following expenses if you did not redeem your shares:
Class A shares               $424            $633          $ 860         $1,510
===============================================================================
Class C shares               $203            $627          $1,078        $2,327
===============================================================================
Class P shares               $148            $459          $ 792         $1,735
===============================================================================



Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

The 12b-1 Plan for the Fund will not become operative for Class A shares until the Class A shares net assets reach $100 million. Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


Lord Abbett is currently waiving the management fee and subsidizing a portion of the other expenses of the Fund. Lord Abbett may stop waiving the management fee and subsidizing a portion of the other expenses at any time. Total operating expenses with the fee waiver and expense subsidy are 0.32%, 1.32% and 0.77% for Class A, C, and P shares, respectively.





                                                                    The Funds 11

                                                 U.S. Government Securities Fund


GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund invests in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including mortgage-related securities, such as:

     o Federal Home Loan Banks

     o Federal Home Loan Mortgage Corporation

     o Federal National Mortgage Association

     o Federal Farm Credit Bank

     o Government National Mortgage Association

     o Student Loan Marketing Association

     o Tennessee Valley Authority

     The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between three and eight years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. Likewise, the value of your investment will change as interest rates fluctuate. The Fund does not attempt to maintain a stable net asset value.

     The mortgage-related securities in which the Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, the Fund may have to reinvest in securities with a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interes rates. The
     Fund may then be unable to invest in higher yielding securities. These circumstances may result in lower performance for the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


We or the Fund refers to U.S. Government Securities Series ("U.S. Government Securities Fund"), a series of the Company.


About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


12 The Funds

                     U.S. Government Securities Fund    Symbols: Class A - LAGVX
                                                                 Class B - LAVBX
                                                                 Class C - LAUSX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

[GRAPHIC OMITTED]

1990 - 9.3%
1991 - 16.9%
1992 - 7.1%
1993 - 9.2%
1994 - -4.3%
1995 - 15.7%
1996 - 1.7%
1997 - 9.2%
1998 - 7.9%
1999 - -1.6%

Best Quarter   3rd Q `91  6.8%                Worst Quarter   1st Q `94    -3.4%
================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

================================================================================
Average Annual Total Returns Through December 31, 1999
================================================================================

Share Class                     1 Year    5 Years   10 Years  Since Inception(1)

Class A shares                 -6.20%      5.34%      6.37%          9.54%
--------------------------------------------------------------------------------
Class B shares                 -6.89%        -         -             4.23%
--------------------------------------------------------------------------------
Class C shares                 -2.80%        -         -             5.32%
--------------------------------------------------------------------------------
Lehman Government Bond         -2.23%      7.44%      7.48%         10.05%(3)
Index(2)                                                             6.45%(4)
                                                                     6.21%(5)

--------------------------------------------------------------------------------

(1) The date of inception for each class are: A -1/1/82; B -8/1/96; and C -7/15/96.
(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 12/31/81 to 12/31/99, to correspond with Class A inception date.
(4) Represents total returns for the period 8/31/96 to 12/31/99, to correspond with Class B inception date.
(5) Represents total returns for the period 7/31/96 to 12/31/99, to correspond with Class C inception date.






                                                                    The Funds 13

                                                 U.S. Government Securities Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


=====================================================================================================
Fee Table
=====================================================================================================
                                              Class A    Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases

-----------------------------------------------------------------------------------------------------
(as a % of offering price)                     4.75%       none        none        none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  none(1)     5.00%       1.00%(1)    none
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.50%       0.50%       0.50%       0.50%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
-----------------------------------------------------------------------------------------------------
Other Expenses                                 0.19%       0.19%       0.19%       0.19%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses                       1.04%       1.69%       1.69%       1.14%
-----------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

================================================================================
Example
================================================================================
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class            1 Year          3 Years           5 Years        10 Years

Class A shares          $576            $790             $1,022          $1,686
===============================================================================
Class B shares          $672            $833             $1,118          $1,825
===============================================================================
Class C shares          $272            $533             $ 918           $1,998
===============================================================================
Class P shares          $116            $362             $ 628           $1,386
===============================================================================
You would have paid the following expenses if you did not redeem your shares:
Class A shares          $576            $790             $1,022          $1,686
===============================================================================
Class B shares          $172            $533             $ 918           $1,825
===============================================================================
Class C shares          $172            $533             $ 918           $1,998
===============================================================================
Class P shares          $116            $362             $ 628           $1,386
===============================================================================





Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.




14 The Funds

                                                                 Your Investment

PURCHASES


     This prospectus offers four classes of shares, Class A, B, C and P for the Balanced Fund, the High Yield Fund and the U.S. Government Securities Fund, and three classes of shares, Class A, C and P for the Limited Duration U.S. Government Securities Fund, with different expenses and dividends. You may purchase shares at net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC"), as described below.


     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

Class A   o    normally offered with a front-end sales charge


Class B   o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o    higher annual expenses than Class A shares

          o    automatically convert to Class A shares after eight years

Class C   o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the first anniversary of purchase

          o    higher annual expenses than Class A shares

Class P   o    available to certain pension or retirement  plans and pursuant to a Mutual Fund Fee Based Program

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(Balanced Fund Only)
--------------------------------------------------------------------------------

                                                                    To Compute
                             As a % of            As a % of        OfferingPrice
Your Investment           Offering Price       Your Investment     Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000             5.75%                6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%                4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.95%                4.11%                .9605
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999          1.95%                1.99%                .9805
--------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                              1.0000
--------------------------------------------------------------------------------


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Company.


                                                              Your Investment 15

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(High Yield and U.S. Government Securities Funds Only)
--------------------------------------------------------------------------------

                                                                      To Compute
                          As a % of               As a % of       OfferingPrice
Your Investment        Offering Price          Your Investment    Divide NAV by
--------------------------------------------------------------------------------
Less than $100,000         4.75%                   4.99%               .9525
--------------------------------------------------------------------------------
$100,000 to $249,999       3.95%                   4.11%               .9605
--------------------------------------------------------------------------------
$250,000 to $499,999       2.75%                   2.83%               .9725
--------------------------------------------------------------------------------
$500,000 to $999,999       1.95%                   1.99%               .9805
--------------------------------------------------------------------------------
$1,000,000 and over    No Sales Charge                                1.0000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(Limited Duration U.S. Government Securities Fund only)
--------------------------------------------------------------------------------

                                                                      To Compute
                          As a % of               As a % of        OfferingPrice
Your Investment        Offering Price          Your Investment     Divide NAV by
--------------------------------------------------------------------------------

Less than $50,000          3.25%                   3.36%                .9675
--------------------------------------------------------------------------------

$50,000 to $99,999         2.75%                   2.83%                .9725
--------------------------------------------------------------------------------

$100,000 to $249,999       2.50%                   2.56%                .9750
--------------------------------------------------------------------------------
$250,000 to $499,999       2.00%                   2.04%                .9800
--------------------------------------------------------------------------------
$500,000 to $999,999       1.50%                   1.52%                .9850
--------------------------------------------------------------------------------
$1,000,000 and over        1.00%                   1.01%                .9900
--------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser may apply the value of the shares you already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


     o Letters of Intention -- A Purchaser of Class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a Letter of Intention.


     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more *

     o    purchases by Retirement Plans with at least 100 eligible employees *

     o    purchases under a Special Retirement Wrap Program *

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett- Sponsored Prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o    purchases under a Mutual Fund Fee Based Program




Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


16 Your Investment

     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchases also include other family members of such purchasers.


     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     * These categories may be subject to a CDSC.

     Class A Share CDSC. If you buy Class A shares under one of the starred (O) categories listed above and you redeem any within 24 months after the month in which you initially purchased them, the Fund will normally collect a CDSC of 1%.

     The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     o redemptions continuing as investments in another Fund participating in a Special Retirement Wrap Program


     Class B Share CDSC (Balanced Fund, High Yield Fund and U.S. Government Securities Fund only). The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:


--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
(Balanced Fund, High Yield Fund and U.S. Government Securities Fund Only)
--------------------------------------------------------------------------------

Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                          5.0%
--------------------------------------------------------------------------------
1st                            2nd                          4.0%
--------------------------------------------------------------------------------
2nd                            3rd                          3.0%
--------------------------------------------------------------------------------
3rd                            4th                          3.0%
--------------------------------------------------------------------------------
4th                            5th                          2.0%
--------------------------------------------------------------------------------
5th                            6th                          1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                      None
--------------------------------------------------------------------------------


(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


     The Class B share CDSC generally will be waived under the following circumstances:


     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder



Benefit Payment Documentation (Class A CDSC only)

o    under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C)




                                                              Your Investment 17

     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)


     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.

     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.


     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Funds on behalf of the Class P shareholders.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class of each Fund are up to .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


12b-1 fees are payable regardless of expenses. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


18 Your Investment

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT


     o Regular Account (Balanced Fund, High Yield Fund and Limited Duration U.S. Government Securities Fund)$1,000

          (U.S. Government Securities Fund)                             $500
--------------------------------------------------------------------------------
     o    Individual Retirement Accounts and
--------------------------------------------------------------------------------
          403(b) Plans under the Internal Revenue Code                  $250
--------------------------------------------------------------------------------
     o    Uniform Gift to Minor Account                                 $250
--------------------------------------------------------------------------------
     o    Invest-A-Matic                                                $250
--------------------------------------------------------------------------------


     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     Name of Fund
     P.O. Box 219100
     Kansas City, MO 64121


     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


     Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.


REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Funds at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."



Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Funds. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all share-holders upon 60 days' written notice.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.


Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


                                                              Your Investment 19

DISTRIBUTIONS AND TAXES


     The Balanced and High Yield Funds normally declare and pay dividends from their net investment income monthly, while the Limited Duration and U.S. Government Securities Funds normally declare dividends from their net investment income on a daily basis and pay them on a monthly basis. Each Fund distributes net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in the Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Funds, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the federal, state and local tax rules that apply to you.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.
--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You can make fixed,  periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

Div-Move            You   may   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You may make  regular  withdrawals  from  most  Lord  Abbett
Withdrawal          Funds.  Automatic cash  withdrawals will be paid to you from
Plan ("SWP")        your  account in fixed or variable  amounts.  To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.

Class B shares      The CDSC will be waived on SWP  redemptions  of up to 12% of the current net asset value of your account at the time of your SWPrequest. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                    Please contact the Fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption  proceeds  due to a SWP for  Class B and  Class C
C shares            shares will be redeemed in the order  described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.



Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.



20 Your Investment

     Exchanges. You or your investment professional, may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT


     The investment adviser of each Fund is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to a monthly fee based on the following Funds' average daily net assets for each month at the annual rate set forth below:

             .75 of 1% for Balanced Fund
             .60 of 1% for High Yield Fund and
             .50 of 1% for Limited Duration U.S. Government Securities Fund.

     For the fiscal year ended November 30, 1999, Lord Abbett waived its entire management fees for these Funds. Lord Abbett also subsidized a portion of the other expenses for High Yield Fund and Limited Duration U.S. Government Securities Fund.

     Lord Abbett is entitled to a monthly fee based on U.S. Government Securities Fund's average daily net assets for each month at the annual rate set forth below:

             .50 of 1% on the first $3 billion of average daily net assets and .45 of 1% on its assets over $3 billion.

     For the fiscal year ended November 30, 1999, the fees paid to Lord Abbett were at an effective annual rate of .50 of 1% for the U.S. Government Securities Fund. Each Fund pays all expenses not expressly assumed by Lord Abbett.

     Portfolio Managers. Lord Abbett uses a team of portfolio managers and analysts acting together to manage each Fund's investments.






                                                              Your Investment 21

     Balanced Fund. Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, heads the team, other senior members of which include Robert G. Morris and W. Thomas Hudson, Jr., each a Partner of Lord Abbett, and Eli Salzman. Mr. Brown has been with Lord Abbett since 1992.
     Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzman joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. during 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1997.

     High Yield Fund. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.


     Limited Duration U.S. Government Securities Fund and U.S. Government Securities Fund. Robert Gerber, Partner of Lord Abbett heads the team, the other senior members of which include Walter H. Prahl and Robert A Lee. Mr Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995 and an Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993.


22 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each Fund and their risks.

     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each Fund may use these transactions to change the risk and return characteristics of each Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     Equity Securities. The High Yield Fund may invest up to 20% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

     Foreign Securities. Certain of the underlying funds in which the Balanced Fund may invest may invest up to 10% (20% in the case of Bond-Debenture
     Fund) of their assets in foreign securities. The High Yield Fund may invest 20% of it assets in foreign securities.

     Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. A fund may hold foreign securities which trade on days when it does not sell shares. As a result, the value of a fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Futures and Options Transactions. Certain of the underlying funds in which the Balanced
     Fund may invest and the other Funds may purchase and write put and call options on securities or stock indices that are traded on national securities exchanges and enter into financial futures transactions. A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period. Each of the underlying funds and the Funds listed above will not purchase an option or purchase or sell a futures contract if, as a result, more than 5% of its net assets would be invested in premiums and initial margin deposits.




                                                         For More Information 23

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument. All funds mentioned above may write (sell) only "covered" options. This means that a fund may only sell call options on securities which the fund owns. When a fund writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The High Yield Fund, Limited Duration U.S. Government Fund and U.S. Government Fund will only write covered call options and secured put options on securities having an aggregate market value not to exceed 25% of their assets.

     Risks of Futures Contracts and Options Transactions. Transactions in derivative instruments such as futures and options involve additional risk of loss.
     Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the portfolio managers are incorrect in their expectation of fluctuations in securities prices. In addition, the loss that may be incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


     Reverse Repurchase Agreements. The Limited Duration U.S. Government Fund and U.S. Government Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a U.S. government security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to cre dit risk (that is, the risk that the counterparty will fail to resell the security to the Fund), but this risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements also involves the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. These Funds will attempt to minimize this risk by managing their duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.


24 For More Information

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible  Fund. An Eligible Fund is any Lord  Abbett-sponsored  Fund except for (1) certain tax-free, single-state Funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Equity Fund; (3)

     Lord Abbett Series Fund; (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). An Eligible Fund also is any Authorized Institution's affiliated money market Fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of



GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

                                                         For More Information 25
     a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE


     The following is a discussion of recent performance for the twelve month period ending November 30, 1999.

     The Balanced Fund utilizes a "Fund of Funds" format which currently divides assets approximately 50%/50% between Lord Abbett Affiliated Fund (equity) and Lord Abbett Bond-Debenture Fund (fixed income) respectively. Affiliated Fund's performance was supported by its exposure to the technology sector. However, the investment team is now beginning to scale back the portfolio's allocation to technology stocks. The proceeds from those sales will most likely be used to increase allocation to cyclical stocks such as paper, chemicals and electrical equipment, as well as other industrial stocks that tend to reflect improving global economies. They also began focusing some attention on the property and casualty insurance sectors, and will seek out companies in this market segment that display improving fundamentals. The Fund was generally underweighted in financial companies, which worked to its advantage since many of these stocks struggled as interest rates increased. The overall strategy of the Bond-Debenture Fund is to identify good bond values while being careful about credit selection. The investment team has tried to sidestep the risk of rising interest rates by keeping their exposure to Treasuries to a minimum and slightly increasing their allocation to convertible securities. Bond-Debenture Fund maintained an allocation of over 65% in high-yield bonds as they continued to see tremendous yield advantages over Treasuries.

     Lord Abbett High Yield Fund's strategy is to build a portfolio of high-yield bonds from companies with strong earnings that are well managed and are undervalued relative to their fundamentals. We continued to find value among companies in the cable, media, technology and telecommunications industries. With ongoing consolidation in these sectors, many companies exhibit strong earnings potential due to the growth in data, video and voice services. We increased our exposure to certain basic industries such as paper companies, and increased our multinational technology manufacturing and semiconductor holdings, which exhibited visible price improvements and have the potential to benefit from global economic growth. We remained underweighted in financial companies (e.g., banking, insurance), retail companies and other consumer-oriented companies that were hurt by fierce competition in their respective industries.

     The Limited Duration U.S. Government Securities Fund and the U.S. Government Securities Fund continued to emphasize a large concentration of non-Treasury securities to take advantage of the significantly higher yields -- without incurring a proportionate increase in credit risk. If market valuations remain unchanged, we expect to continue with the strategy of emphasizing non-Treasury investments. If the spread (the difference in yield between different types of bonds of the same maturity) narrows, we expect to decrease our exposure to non-Treasury securities accordingly. While the overall level of interest rates has a short-term impact on our portfolio, it does not change our long-term investment strategy, which is to seek out undervalued securities across various maturities to maximize our total return (price appreciation plus coupon yield) potential.




26 For More Information

                                                                   Balanced Fund



                             Financial Information

FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

====================================================================================================================================
                                                                               Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Period Ended November 30,
Per Share Operating Performance:               1999        1998          1997          1996(d)
1996          1995(a)

Net asset value, beginning of year            $12.87      $12.80        $11.81         $11.30
$10.71         $9.52
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           .54(e)      .54(e)        .47(e)         .0312
 .472          .365
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                            .61         .40          1.15            .5208
 .732         1.185
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                1.15         .94          1.62            .552
1.204         1.55
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income           (.54)       (.52)         (.46)          (.0420)
(.462)        (.36)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain          (1.14)       (.35)         (.17)           --
(.152)        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $12.34      $12.87        $12.80         $11.81
$11.30        $10.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                10.01%       7.69%        14.24%          4.89%(c)
11.55%        16.32%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursement    .25%       0.27%(f)      1.10%(f)       0.07%(c)
0.93%         0.37%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursement   1.00%       0.92%(f)       1.53%(f)          0.11%(c)
1.59%         1.26%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                          4.41%       4.28%         3.89%          0.26%(c)
4.18%         4.39%(c)

====================================================================================================================================

                                               Class B Shares                             Class C Shares
                                               --------------                             --------------
                                          Period Ended November 30,                  Period Ended November 30,
Per Share Operating Performance:            1999        1998(a)        1999       1998        1997
1996(d)     1996(a)

Net asset value, beginning of year         $12.86       $13.14         $12.85    $12.78       $11.79
$11.29      $10.73
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        .52(e)       .25(e)         .52(e)    .41(e)       .35(e)
 .0067       .0349
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                  .52         (.28)           .52       .40         1.15
 .5298       .6346
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.04         (.03)          1.04       .81         1.50
 .5365       .6695
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income        (.44)        (.25)          (.44)     (.39)        (.34)
(.0365)     (.0730)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain       (1.14)        --            (1.14)     (.35)        (.17)
--          (.0365)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $12.32       $12.86         $12.31    $12.85       $12.78
$11.79      $11.29
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                              9.03%       (0.16)%(c)      9.03%     6.62%       13.14%
4.76%(c)    7.78%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
  reimbursement                              1.00%        0.61%(c)(f)    1.00%     1.26%(f)     2.08%(f)
0.16%(c)    0.62%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
  reimbursement                              1.75%        1.26%(c)(f)     1.75%     1.91%(f)     2.51%(f)
0.20%(c)    0.77%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                       4.28%        1.98%(c)       4.28%     3.24%        2.88%
0.17%(c)    0.70%(c)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Period Ended November 30,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:          1999         1998           1997     1996(d)       1996       1995(a)
Net Assets, end of year (000)            $100,130      $57,675        $20,340   $11,406      $10,988     $5,713
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      8.30%      131.36%        216.07%    10.05%      187.78%    131.80%
------------------------------------------------------------------------------------------------------------------------------------


(a) Commencement of offering (Class A shares: December 27, 1994; Class B shares: May 1, 1998 and Class C shares: July 15, 1996) respective class shares.
(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.
(c)  Not annualized.
(d)  For the one month ended November 30, 1996.
(e)  Calculated using average shares outstanding during the year.
(f)  The ratio includes expenses paid through an expense offset arrangement.


                                                        Financial Information 27

                                                                   Balanced Fund


LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 3000 Index, 60% Russell 3000 40% Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Average assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

               NAV       MAX       Russell   Lipper    Russell
                                   3000      Balanced
11/30/95       12,070    11,372    13,461    12,395    12,751
11/30/96       13,611    12,823    16,869    14,461    14,996
11/30/97       15,547    14,648    21,534    16,863    17,943
11/30/98       16,743    15,774    25,638    18,806    20,676
11/30/99       18,419    17,354    30,989    20,500    23,246

================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                                            1 Year               Life
--------------------------------------------------------------------------------
Class A(3)                                   3.60%              11.82%
--------------------------------------------------------------------------------
Class B(4)                                   4.25%               3.20%
--------------------------------------------------------------------------------
Class C(5)                                   8.08%              12.41%
--------------------------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 5.75%
(2) Performance for the unmanaged indices does not reflect fees or expenses. Lipper Balanced Funds Average does reflect fees or expenses. The performance of the indices, is not necessarily representative of the Fund's performance.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 5/1/98. Performance reflects the deduction of a CDSC of 5%( for one year) and 3% (for the life of class).
(5) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1%( for one year) and 0% (for the life of class).



28 Financial Information

                                                                 High Yield Fund


FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                     Class A Shares               Class B Shares
Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended November 30,(a)
Per Share Operating Performance:                          1999
1999                        1999

Net asset value, beginning of year                      $10.08                       $10.08
$10.08
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income(d)                                  .83
 .78                         .78
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  loss on investments                                     (.34)
(.37)                       (.37)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .49
 .41                         .41
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                     (.85)
(.79)                       (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $9.72                        $9.70
$9.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)(c)                                        4.99%
4.22%                       4.21%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:(c)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursement              .46%
 .90%                        .90%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursement             1.25%
1.45%                       1.45%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    8.44%
7.92%                       7.92%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended November
30,(a)
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:                                                                      1999

Net assets, end of year (000)                                                                          $28,689
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                109.57%
------------------------------------------------------------------------------------------------------------------------------------

(a)  From December 31, 1998 commencement of operations.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Calculated using average shares outstanding during the year.



                                                        Financial Information 29

                                                                 High Yield Fund


Line Graph Comparison

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in both the Merrill Lynch High Yield Master Index and the First Boston High Yield Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

          ML HY
          Master    FB HY     NAV       MAX
01/31/98  10,099    10,094    10,146    9,668
02/28/99  10,022    10,073    10,194    9,711
03/31/99  10,108    10,164    10,343    9,854
04/30/99  10,266    10,389    10,585    10,085
05/31/99  10,195    10,277    10,304    9,817
06/30/99  10,176    10,282    10,331    9,844
07/31/99  10,191    10,287    10,390    9,900
08/31/99  10,091    10,196    10,284    9,798
09/30/99  10,049    10,117    10,248    9,764
10/31/99  9,990     10,068    10,309    9,822
11/30/99  10,104    10,204    10,499    10,003
===
================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                                            Life
--------------------------------------------------------------------------------
Class A(2)                                  0.03%
--------------------------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute total return. The Class A share inception date is 12/31/98.



30 Financial Information

                                     Limited Duration U.S. Gov't Securities Fund


FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

====================================================================================================================================
                                                                              Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year Ended November 30,
Per Share Operating Performance:            1999        1998         1997        1996(d)
1996            1995

Net asset value, beginning of year          $4.46       $4.40        $4.42        $4.39
$4.53           $4.44
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        .27(e)      .26(e)       .25(e)       .0174
 .1912           .2316
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                 (.15)        .04         (.02)         .0333
(.0751)          .1017
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              .12         .30          .23          .0507
 .1161           .3333
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income        (.24)       (.24)        (.25)        (.0207)
(.2561)         (.2433)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $4.34       $4.46        $4.40        $4.42
$4.39           $4.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                              3.05%       7.06%        5.46%        1.15%(c)
2.67%           8.16%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursement .32%(f)    0.47%(f)     0.51%(f)     0.11%(c)
1.81%           1.40%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
   reimbursement                             1.00%(f)    1.38%(f)     1.40%(f)     0.13%(c)
2.73%           1.71%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                       6.21%       5.86%        5.81%        0.41%(c)
4.58%           5.62%
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended November 30,
Per Share Operating Performance:                     1999           1998            1997
1996(d)            1996(a)

Net asset value, beginning of year                   $4.47          $4.40          $4.42
$4.39             $4.34
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 .23(e)         .22(e)         .21(e)
 .0138             .0667
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                          (.17)           .05           (.02)
 .0342             .0515
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .06            .27            .19
 .0480             .1182
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                 (.20)          (.20)          (.21)
(.0180)           (.0682)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $4.33          $4.47          $4.40
$4.42             $4.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                       1.33%          6.23%          4.45%
1.09%(c)          2.98%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursement         1.29%(f)       1.35%(f)       1.44%(f)
0.19%(c)          0.69%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursement         1.97%(f)       2.26%(f)       2.32%(f)
0.21%(c)          0.77%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                5.30%          4.94%          4.84%
0.33%(c)          1.26%(c)
------------------------------------------------------------------------------------------------------------------------------------

                                                  Year Ended November 30,                            Year Ended
October 31,

Supplemental Data For All Classes:   1999         1998           1997          1996(d)
1996              1995

Net assets, end of year (000)       $16,249      $11,000        $10,276        $12,696
$12,735           $8,922
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              310.16%      346.67%        343.53%        175.98%
340.62%           222.00%
------------------------------------------------------------------------------------------------------------------------------------


(a) Commencement of offering respective Class shares (Class A - November 4, 1993 and; Class C - July 15, 1996).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  For the month ended November 30, 1996.
(e)  Calculated using average shares outstanding during the year.
(f)  The ratios includes expenses paid through an expense offset arrangement.


                                                        Financial Information 31

                                     Limited Duration U.S. Gov't Securities Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Short U.S. Government Fund Index, Lipper's Intermediate U.S. Government Fund Index, and Lehman Intermediate Government Bond Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
               Lipper    Lipper    Lehman    MAX       NAV
               Inter     Short     Interm
               Govt      Govt      Govt.
               Fd        Fd        Bd


11/30/94       9,632     9,990     9,834     9,362     9,672
11/30/95       11,034    10,915    11,177    10,241    10,579
11/30/96       11,580    11,489    11,810    10,538    10,886
11/30/97       12,287    12,108    12,552    11,113    11,480
11/30/98       13,307    12,814    13,675    11,899    12,292
11/30/99       13,194    13,168    13,839    12,263    12,667
================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999


                                1 Year        5 Years      10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                     -0.30%          4.85%             3.41%
--------------------------------------------------------------------------------
Class C(4)                      0.36%            -               4.77%
--------------------------------------------------------------------------------


(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.
(2) Performance for the unmanaged Lipper's Short U.S. Government Fund Index and Lipper's Intermediate U.S. Government Fund Index reflects fees or expenses. Performance for the unmanaged Lehman Intermediate Government Bond Index does not reflect fees or expenses. The performance of the indices, is not necessarily representative of the Fund's performance.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1999, using the SEC-required uniform method to compute such return. The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).
(4) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).




32 Financial Information

                                                 U.S. Government Securities Fund


FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year Ended November 30,
Per Share Operating Performance:                 1999             1998              1997
1996            1995

Net asset value, beginning of year               $2.64            $2.59            $2.63
$2.73           $2.59
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                             .15(d)           .17(d)           .20(d)
 .215            .235
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                      (.18)             .05             (.03)
(.105)           .136
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (.03)             .22              .17
 .11             .371
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income             (.16)            (.17)            (.21)
(.21)           (.231)
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $2.45            $2.64            $2.59
$2.63           $2.73
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                   (.72)%           8.86%            6.67%
4.41%          14.89%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                         1.02%(e)         0.96%(e)         0.92%(e)
0.88%           0.90%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                            6.07%            6.36%            7.82%
8.12%           8.85%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Class B Shares                                   Class C Shares
                                            Year Ended November 30,                           Year Ended November
30,

Per Share Operating Performance:     1999      1998        1997      1996(a)       1999        1998
1997      1996(a)

Net asset value, beginning of year   $2.64     $2.58      $2.63       $2.57        $2.65       $2.59
$2.63      $2.55
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                 .14(d)    .14(d)     .18(d)      .063         .14(d)      .15(d)
 .18(d)     .066
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments          (.19)      .07       (.04)        .060        (.20)        .06
(.03)       .085
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations      (.05)      .21        .14         .123        (.06)        .21
 .15        .151
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income (.14)     (.15)      (.19)       (.063)       (.14)       (.15)
(.19)      (.071)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year         $2.45     $2.64      $2.58       $2.63        $2.45       $2.65
$2.59      $2.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                      (1.43)%    8.49%      5.47%       5.45%(c)    (1.80)%      8.47%
5.86%      6.49%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                             1.69%(e)  1.66%(e)   1.64%(e)     .48%(c)     1.64%(e)    1.62%(e)
1.55%(e)   0.60%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                5.33%     5.36%      6.77%       2.21%(c)     5.46%       5.69%
7.25%      2.60%(c)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended November 30,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:    1999             1998                  1997
1996                1995

Net assets, end of year (000)      $1,505,590       $1,902,404            $2,286,412
$2,907,291          $3,272,865
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate              396.37%          399.64%               712.82%
820.59%             544.31%
------------------------------------------------------------------------------------------------------------------------------------


(a) Commencement of offering respective Class shares (Class B - August 1, 1996 and; Class C - July 15, 1996).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the period.

(e)  The ratio includes expenses paid through an expense offset arrangement.


                                                        Financial Information 33

                                                 U.S. Government Securities Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in both the Lipper's General U.S. Government Bond Fund Index and the Lehman Government Bond Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
               Lipper    Lehman    MAX       NAV
                Fd        Fd        Bd

11/30/90  10,688         10,724    10,255    10,782
11/30/91  12,030         12,144    11,727    12,329
11/30/92  13,035         13,245    12,811    13,469
11/30/93  14,441         14,843    14,181    14,910
11/30/94  13,735         14,310    13,579    14,278
11/30/95  16,087         16,800    16,602    16,402
11/30/96  16,801         17,690    16,288    17,125
11/30/97  17,915         18,990    17,375    18,268
11/30/98  19,524         21,032    18,915    19,887
11/30/99  19,121         20,742    18,780    19,744

================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999


                                   1 Year      5 Years     10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                         -5.40%      5.65%             6.50%
--------------------------------------------------------------------------------
Class B(4)                         -6.09%         -              4.57%
--------------------------------------------------------------------------------
Class C(5)                         -2.73%         -              5.56%
--------------------------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the unmanaged Lipper's General U.S. Government Bond Fund Index does reflect fees or expenses. Whereas, performance for the unmanaged Lehman Government Bond Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1999, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for the life of the class).
(5) Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).




34 Financial Information

COMPENSATION FOR YOUR DEALER - Balanced Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                        FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total
compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%
5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%
4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.95%                   3.25%                 0.25%
3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%
2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.95%                   1.75%                 0.25%
1.99%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible  employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%
1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%
0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%
0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%
0.50%
Class B investments(4)                                           Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%
4.00%
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%
1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                              Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%
1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for Class A and P shares are paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letters of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.
(4)  Class B and C shares are subject to CDSCs.
(5)  With  respect  to  Class  B,  C and  P  shares,  0.25%,  1.00%  and  0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter, such as your dealer, (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.



                                                        Financial Information 35

COMPENSATION FOR YOUR DEALER - High Yield and U.S. Government Securities Funds

------------------------------------------------------------------------------------------------------------------------------------
                                                        FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total
compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                       4.75%                   4.00%                 0.25%
4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.95%                   3.25%                 0.25%
3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%
2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.95%                   1.75%                 0.25%
1.99%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more eligible  employees(3) or
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%
1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%
0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%
0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%
0.50%
Class B investments(4)                                            Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%
4.00%
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%
1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                              Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                              Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%
0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for Class A shares is paid quarterly and for Class A shares may not exceed 0.15% if sold prior to September 1, 1985. The first year's service fee on Class B and C shares is paid at the time of sale.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letters of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.
(4)  Class B and C shares are subject to CDSCs.
(5) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of Class C shares for fixed-income Funds, such as U.S. Government Securities Fund, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such Funds' shares.


36 Financial Information

COMPENSATION FOR YOUR DEALER - Limited Duration U.S. Government Securities Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                        FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total
compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        3.25%                   2.75%                 0.00%
2.75%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        2.75%                   2.25%                 0.00%
2.25%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      2.50%                   2.00%                 0.00%
2.00%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.00%                   1.70%                 0.00%
1.70%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.50%                   1.25%                 0.00%
1.25%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000                               1.00%                   1.00%                 0.00%
1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(3)                                           Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%
1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                              Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.00%
0.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(3)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%
0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class A share 12b-1 Plan for the Limited Duration U.S. Government Securities Fund will go into effect on the first day of the calendar quarter subsequent to the Fund's net assets reaching $100 million at which time for the following categories: over $1 million, or a retirement plan -- 100 or more eligible employees, or a special retirement wrap program, authorized institutions will receive concessions as set forth on the U.S. Government Securities Fund chart on the prior page for such categories.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3)  Class C shares are subject to CDSCs.
(4) With respect to Class C and P shares, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. This fee is paid quarterly in arrears. In the case of C shares for fixed-income Funds, such as Limited Duration U.S. Government Securities Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing the dealer's concession from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such Fund's shares.


                                                        Financial Information 37

     More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
     Describes the Funds, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


     Lord Abbett Investment Trust -
      Balanced Series
     High Yield Fund
     Limited Duration U.S. Government Securities Series
     U.S. Government Securities Series

     90 Hudson Street
     Jersey City, NJ 07302-3973


     SEC file number: 811-7988

To obtain information:

By telephone.  Call the Funds at:
800-426-1130


By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com
Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.




LAIT-1-400
(4/00)

LORD ABBETT



Statement of Additional Information                                April 1, 2000



                          Lord Abbett Investment Trust

                        U.S. Government Securities Series
               Limited Duration U.S. Government Securities Series
                                 Balanced Series
                                 High Yield Fund

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, N.J. 07302-3973. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 1, 2000.


Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The 1999 Annual shareholder report is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

      TABLE OF CONTENTS                                                  Page

      1.      Investment Policies...........................................2
      2.      Trustees and Officers.........................................5
      3.      Investment Advisory and Other Services........................9
      4.      Portfolio Transactions.......................................10
      5.      Purchases, Redemptions and Shareholder Services..............11
      6.      Performance..................................................19
      7.      Taxes........................................................20
      8.      Information About the Funds..................................21
      9.      Financial Statements.........................................22
      10.     Appendix.....................................................22

                                       1.
                               Investment Policies



Each Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act").


Fundamental Investment Restrictions. Each Fund is subject to the following investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

         (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

         (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

         (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

         (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

         (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

         (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and for the Balanced Fund, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

         (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. government, its agencies and instrumentalities);

         (8) issue senior securities to the extent such issuance would violate applicable law or

         (9) (with respect to the U.S. Government Securities Fund only) invest in securities other than U.S. government securities, as described in the Prospectus.


Compliance with the investment restrictions in this section will be determined at the time of purchase or sale of the portfolio investments.

Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

(1) borrow in excess of 33 1/3 % of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

(4) invest in the securities of other investment companies except as permitted by applicable law;

(5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

(6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Company's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the fund's prospectus and statement of additional information, as they may be amended from time to time; or

(10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such fund.

Although there is no current intention to do so, each Fund may invest in financial futures and options on financial futures.

INVESTMENT TECHNIQUES

Lending Portfolio Securities. Each Fund may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Company.

By lending portfolio securities, each Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. government securities or other forms of non-cash collateral are used as security. Each Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the und has knowledge of a material event adversely affecting the investment in the loaned securities, the fund must terminate the loan and regain the right to vote the securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement.) Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for each Fund to transactions with dealers and financial institutions believed by management to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the fund otherwise may invest.

When-Issued Transactions. As stated in the Prospectus, each Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

Average Duration. The Limited Duration Government Fund limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Fund invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration Government Funds' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration Government Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Portfolio Turnover


For the fiscal year ended November 30, the portfolio turnover rate for each Fund is as follows:

                                         1999             1998            1997
                                         ----             ----            ----
Balanced Series                            8.30%         131.36%         216.07%

High Yield Fund                          109.57%              -               -

Limited Duration U.S. Government
  Securities Series                      310.16%          346.67%        343.53%

U.S. Government Securities Series        396.37%          399.64%        712.82%


As discussed above, each Fund may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.


                                       2.
                              Trustees and Officers


The Board of Trustees of the Funds is responsible for the management of the business and affairs of each Fund.

The following Trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 55, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.

The following outside trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds.

E. Thayer Bigelow, Trustee
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. (since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H.T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of the Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Trustee
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Trustee
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Age 71.

Thomas J. Neff, Trustee
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The forth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the Funds associated with Lord Abbett and no officer of the Funds received any compensation from the Funds for acting as a director/trustee or officer.

                   For the Fiscal Year ended November 30, 1999

         (1)                        (2)                       (3)                       (4)

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and                   Accrued by the Company and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Board Member       the Fund/1                Funds/2                    Funds/3
--------------------       ----------                -------                    -------

E. Thayer Bigelow          $5,586                    $17,622                    $57,700
William H. T. Bush*        $2,141                    $15,846                    $58,000
Robert B. Calhoun, Jr.**   $2,724                    $12,276                    $57,000
Stewart S. Dixon           $5,473                    $32,420                    $58,500
John C. Jansing            $5,400                    $41,108/4                  $57,500
C. Alan MacDonald          $5,375                    $26,763                    $57,500
Hansel B. Millican, Jr.    $5,400                    $37,822                    $57,250
Thomas J. Neff             $5,497                    $20,313                    $59,660

  *Elected as of August 13, 1998.
**Elected as of June 17, 1998.

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fee payable by the Fund to its outside directors/trustees may be deferred under a plan ("equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by the Company in accordance with the equity-based plan as of November 30, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: : Mr. Bigelow, $52,634; Mr. Calhoun, $4,280; Mr. Dixon, $50,088 Mr. Jansing, $166,883; Mr. MacDonald, $93,380; Mr. Millican, $168,013 and Mr. Neff, $167,171. If the amounts deemed invested in fund shares were added to each director's actual holdings of fund shares as of November 30, 1998, each would own, the following: Mr. Bigelow, $ ; Mr. Calhoun, $ ; Mr. Dixon, $ ; Mr. Jansing, $ ; Mr. McDonald, $ ; Mr. Millican, $ ; and Mr. Neff, $ .

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended November 30, 1999.

3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trusttees' have chosen to defer but does not include amounts accrued under the equity based plan and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the current outside directors/trustees except one made such an election. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the Funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Brown, Carper, Gerber, Hilstad, Hudson , Morris and Towle are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice Presidents:


Zane E. Brown, age 48

Christopher J. Towle, age 42

Robert Gerber, age 45 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from 1992-1997)

Robert G. Morris, age 55

Vice Presidents:

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Thomas J. Baade, age 35 (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors.

Joan A. Binstock, age 45 (with Lord Abbett since 1999, formerly Chief Operating Office of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 48

Michael S. Goldstein, age 31 (with Lord Abbett since 1997 - formerly involved in Fixed Income trading and anaylsis at BEA Associated and Portfolio Administrator for The Chase Manhattan Bank)

W. Thomas Hudson, age 58

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997; prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Robert A. Lee, age 29 (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995-1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993-1995)

A.Edward Oberhaus III, age 40

Walter H. Prahl, age 40 (with Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994-1997)

Tracie E. Richter,  age 31 (with Lord Abbett since 1999, formerly Vice President
- head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto tax associate of Goldman Sachs).

Eli M. Salzmann, age 34 (with Lord Abbett since 1997 - formerly Vice President of Mutual of America Capital Corp.; prior thereto Vice President of Mitchell Hutchins Asset Mgmt. From 1986 to 1996)

Richard S. Szaro, age 57

Treasurer:


Donna M. McManus, age 39 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

As of March 15, 2000 our officers and directors, as a group, owned less than 1% of the Fund's outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares.



                                       3.
                     Investment Advisory and Other Services


The services performed by Lord Abbett are described under "Management" in the Prospectus. Under each Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% (U.S. Government Securities Fund and the Limited Duration U.S. Government Securities Fund), .75 of 1% (Balanced Fund) and .60 of 1% (High Yield
Fund). These fees are allocated among the classes of each fund based on the class' proportionate share of each Fund's average daily net assets.


Each Fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.


The management fees paid to Lord Abbett for each Fund are as follows:

                                            1999                              1998                        1997
                           1999             Waiver          1998              Waiver         1997         Waiver
                           ----             ------          ----              ------         ----         ------

Balanced Series            $613,069        $613,069         $257,904          $224,311       $48,151      $48,151

High Yield Fund            $113,526        $113,526                -                 -             -            -

Limited Duration            $72,512         $72,512          $48,030           $48,030       $54,884      $54,884
U.S. Government
Securities Series

U.S. Governemnt          $8,529,176               -      $10,186,509                 -   $12,500,454            -
Securities Series

Lord Abbett Distributor LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in our annual report to shareholders.

Bank of New York, 48 Wall Street, New York, New York, is the Company's custodian.


United  Missouri  Bank of Kansas  City,  N.A.,  Tenth and  Grand,  Kansas  City,
Missouri 64141, acts as the transfer agent and dividend disbursing agent for each Fund.

                                       4.
                             Portfolio Transactions

Each Fund expects that purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, each Fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Each Fund's policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of a Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management a Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

During the fiscal year ended November 30, 1999, the commissions paid to independent brokers is as follows:

                           1999
                           ----

Balanced Series            $892,059

High Yield Fund            $276,728

Limited Duration           $ 86,421
U.S. Government
Fund

U.S. Government            $646,899
Series


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in each Fund's portfolio are valued at their market values as of the close of the New York Stock Exchange ("NYSE"). Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded or, if there is no sale, at the mean between the last bid and asked prices on such exchange or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. With respect to the Balanced Fund, all assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Company. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases."

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class B and Class C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares will be sold at net asset value.


The offering price of Class A shares of the U. S. Government Securities Fund, the Limited Duration U.S. Government Fund, the Balanced Fund and the High Yield Fund on November 30, 1999 were computed as follows:


                                                            -                             U.S.
                                                       Limited Duration                   Government      High
                                                       Government          Balanced       Securities      Yield
                                                       Fund                Fund           Fund            Fund
                                                       ----                ----           ----            ----

Net asset value per share (net assets divided
  by shares outstanding)..................................$4.34              $12.34         $2.45         $9.72



                                       11




Maximum offering price per share - net asset
  value divided by (.9700 for Limited Duration
  Government  Fund .9525 for U. S. Government Securities Fund and High Yield Fund)
   and .9425 for Balanced Fund............................$4.47              $13.09         $2.57        $10.20


The Company has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the fund, and to make reasonable efforts to sell fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


Since commencement of operations, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Limited Duration U.S. Government Securities Fund and the Balanced Fund as follows:

 .............................................       Yr Ended     Yr Ended
 .............................................       11/30/97     11/30/98
Gross sales charge                                  $269,184     $97,607

Amount allowed
to dealers                                          $233,663     $84,045
                                                    ---------    -------

Net Commissions received
by Lord Abbett                                      $ 35,521     $13,562
                                                    ========     =======

For the fiscal years ended 1999, 1998, and 1997, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Acquired Fund (and subsequent to July 12, 1996, the U.S. Government Securities Fund) as follows:

                                     1997             1998            1999
                                     -----            ----            ----

Gross sales charge                   $1,469,770       $1,111,095

Amount allowed
to dealers                           $1,259,215       $  970,169
                                     ----------       ----------

Net Commissions received
by Lord Abbett                       $  210,555       $  140,926
                                     ===========      ==========



Conversion of Class B Shares. The conversion of Class B shares of the U.S. Government Securities Fund and the High Yield Fund on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. This Prospectus offers four classes designed Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Company a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Company a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that a fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the fund's Rights of Accumulation.
Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the nd and Class C shareholders.


Rule 12b-1 Plans. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Classes: the "A Plan," the "B Plan" the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class's shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Company.

During the last fiscal year, the Company accrued or paid through Lord Abbett to authorized institutions $6,368,420 under the A Plan, $93,175 under the B Plan and $1,929,168 under the C Plan. Both the B Plan and the C Plans were adopted by the Company subsequent to its last fiscal year.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Company's Board of Trustees and of the Company trustees who are not interested persons of the company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the appropriate class and the approval of a majority of the trustees including a majority of the Company's outside trustees. Each Plan may be terminated at any time by vote of a majority of the Company's outside trustees or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares (all funds). As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a fund has paid the one-time 1% distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of Funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares ( U.S. Government  Securities Fund, Balanced Fund, and High Yield
Fund). As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored Family of Funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of                                       Contingent Deferred Sales
Purchase                                           Charge on Redemptions (As %
                                                   of Amount Subject to Charge)
Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%
On or after the 6th anniversary........................................None


In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year. All purchases are considered to have been made on the business day on which the purchase order was accepted.


Class C Shares (all funds). As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. In the case of Class A and Class C shares, the CDSC is received by the fund and is intended to reimburse all or a portion of the amount paid by the fund if the shares are redeemed before the fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund. In the case of Class B shares, the CDSC is received by Lord Abbett
Distributor and is intended to reimburse its expenses of providing distribution-related service to the fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the und being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the corresponding class of the funds' shares. Exchanges are based on relative net asset values on the day instructions are received by the fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts and Lord Abbett Equity Fund ("LAEF") which is not issuing shares., .


Letters of Intention. Under the terms of the Letters of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the letter is signed) toward achieving the stated investment and reduced initial sales charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the fund to sell, the full amount indicated.


Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett may suspend, change or terminate this purchase option referred to in (g) above at any time, we plan that on June 1, 1997 the net asset value transfer privilege will be terminated, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan with respect to the U.S. Government Securities Fund only,. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Company to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the fund for assistance in minimizing the CDSC in this situation . With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                   Performance

Each Fund computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 3.0% with respect to the Balanced Fund and 4.75% with respect to the Limited Duration Government Fund, U.S. Government Securities Fund and High Yield Fund (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of the U.S. Government Securities Fund and the High Yield Fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable 'fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method to compute average annual compounded total return described above, the total annual return for each Fund are as follows:


                                     For the Year ended November 30, 1999
                                     ------------------------------------
U.S. Government Securities Fund      1 Year            5 Years           10 Years           Life
                                     ------            -------           --------           ----
Class A                              -5.40%            5.65%             6.50%              9.63%
Class B                              -6.09%                -                -               4.57%
Class C                              -2.73%                -                -               5.56%

Limited Duration U.S. Government
Securities Fund
                                     1 Year            5 Years           10 Years           Life
                                     ------            -------           --------           ----
Class A                                -.30%           4.85%                -               3.41%
Class C                                 .36%               -                -               4.77%

Balanced Series                      1 Year            5 Years           10 Years           Life
                                     ------            -------           --------           ----
Class A                                3.60%               -                -             11.82%
Class B                                4.25%               -                -              3.20%
Class C                                8.08%               -                -             12.41%


High Yield                             Life
                                       ----
Class A                                  .10%
Class B                                3.25%
Class C                                2.38%


Each fund's yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the fund's dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the fund's at maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the a fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it distributes to shareholders. If in any taxable year the Funds do not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its investment income and distributions of its net realized short-term capital gains are taxable to its shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Funds may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," they may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Funds were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.


                                       8.
                           Information About the Funds


Lord Abbett Investment Trust was organized as a Delaware business trust on August 16, 1993. The Company's trustees have authority to create separate classes and shares of beneficial interest, without further action by shareholders. The Company includes six funds, four of which are discussed in this Statement of Additional Information: U.S. Government Securities Series ("U.S. Government Fund"), Limited Duration U.S. Government Securities Series ("Limited Duration U.S. Government Securities Fund"), Balanced Series ("Balanced Fund") and High Yield Fund. The U.S. Government Securities Fund, Balanced Fund and High Yield Fund each offers four classes of shares: Classes A, B, C and P; Limited Duration U.S. Government Securities Fund offers three: Classes A, C and
P. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Further classes or funds may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds with respect to assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (I) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the fund outstanding and entitled to vote at the meeting.


Shareholder Liability. Delaware law provides that Company shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Company's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Company or any fund and requires that a disclaimer be given in each contract entered into or executed by the Company. The Declaration provides for indemnification out of the Company's property of any shareholder or former shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

General. The assets of the Company received for the issue or sale of the shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each fund, and constitute the underlying assets of such fund. The underlying assets of each fund are recorded on the books of account of the fund, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the fund. Expenses with respect to the fund are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Company, the holders of the shares of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

Under the Company's Declaration of Trust, the trustees may, upon shareholder vote, cause the Company to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Company or any fund to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Company's registration statement. In addition, the trustees may, without shareholder vote, cause the Company to be incorporated under Delaware law.

Derivative actions on behalf of the Company or any fund may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Company or any fund, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent Trustees of the fund to the extent contemplated by the recommendations of such Advisory Group.


                                       9.
                              Financial Statements

The financial statements for fiscal year ended November 30, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such annual financial statements contained in the 1999 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.




                                       10.
                                    Appendix

                  Corporate Bond Ratings (High Yield Fund Only)

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Lord Abbett
Investment Trust

Core Fixed Income Series
Strategic Core Fixed Income Series


Class Y Shares
Prospectus
April 1, 2000




[LOGO]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Class Y shares of each Fund are neither offered to the general public nor available in all states through the Mutual Fund Fee Based Program. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

                                   The Funds


        Information about performance, Goal                                 2
                    fees and expenses  Principal Strategy                   2
                                       Main Risks                           3
                                       Core Fixed Income Fund               4
                                       Strategic Core Fixed Income Fund     6




                                 Your Investment

             Information for managing   Purchases                            8
                    your Fund account   Redemptions                          9
                                        Distributions and Taxes              9
                                        Services For Fund Investors         10
                                        Management                          10



                              For More Information

                    How to learn more   Other Investment Techniques         11
                      about the Funds   Glossary of Shaded Terms            13
                                        Recent Performance                  14



                              Financial Information

             Financial highlights and   Core Fixed Income Fund              15
                line graph comparison   Strategic Core Fixed Income Fund    17



          How to learn more about the   Back Cover
    Funds and other Lord Abbett Funds

                                                Core Fixed Income Fund
                                                Strategic Core Fixed Income Fund

                                   THE FUNDS

GOAL

     The investment objective of each Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     The Core Fixed Income Fund invests primarily in U.S. government, mortgage-backed and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The Strategic Core Fixed Income Fund invests primarily in those securities, as well as in high yield debt securities and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Strategic Core Fixed Income Fund's net assets.


     Both Funds attempt to manage, but not eliminate, interest rate risk through their management of the average duration of the securities they hold. Duration is a matematical concept that measures a portfolio's exposure to interest rate changes. Using the average duration of the Lehman Brothers Aggregate Bond Index(currently approximately 5 years) as the center, the Funds will establish their average duration range periodically by extending two years above and below the center. The higher a Fund's duration, the more sensitive it is to interest rate risk.


     Each Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have portfolio turn-over rates substantially in excess of 100%. For the fiscal year ended November 30, 1999, the portfolio turnover rates for the Core Fixed Income Fund and Strategic Core Fixed Income Fund were 412.77% and 415.82%, respectively. These rates vary year to year. High turnover increases transactions costs and may increase taxable capital gains.


We or the Fund refers to Core Fixed Income Series ("Core Fixed Income Fund") or Strategic Core Fixed Income Series ("Strate gic Core Fixed Income Fund"), each a series of Lord Abbett Investment Trust (the "company").


About each Fund. Each Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. They strive to reach their stated goals, although as with all funds, they cannot guarantee results.




2 The Funds

MAIN RISKS

     These Funds are subject to the genreal risks and considerations associated with investing in debt securities. The value of an investment in the fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. Likewise, the value of your investment will change as interest rates fluctuate.



     The mortgage-related securities in which each Fund may invest may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, the Fund may have to reinvest in securities with a lower yield. Conversely, holders may be able to extend their obligation to pay principal to a later date then expected. This may happen in times of rising interest rates. The Fund may then be unable to invest in higher yielding securities. These circumstances may result in lower performance for each Fund.


     The lower-rated bonds in which the Strategic Core Fixed Income Fund may invest involve risks that the bond's issuers will not make payments of interest and principal interest when due. Some issuers may default as to principal and/or interest payments after we purchase their securities. This may result in losses to the Fund.

     The Strategic Core Fixed Income Fund may invest in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

     An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in these Funds.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


                                                                     The Funds 3

                                                          Core Fixed Income Fund



PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]
1998 - 9.4%

 Best Quarter   3rd Q `98  4.4%               Worst Quarter   2nd Q `99    -0.9%
--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share Class                             1 Year               Since Inception(1)
Class Y shares                           0.22%                     4.96%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index(2)                 -0.82%                     3.82%(3)

(1)  The date of inception of Class Y shares is 12/10/97.

(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/97 to 12/31/99, to correspond with Class Y inception date.



4 The Funds

                                                          Core Fixed Income Fund


FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

---------------------------------------------------------------------------------------------------------
Fee Table
---------------------------------------------------------------------------------------------------------
                                                                    Class Y


Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                           none
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                        none
---------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
---------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                   0.50%
---------------------------------------------------------------------------------------------------------
Other Expenses                                                       0.13%
Total  Operating Expenses                                            0.63%
---------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Example


--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other Funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
\
Share Class                                 1 Year                    3 Years
Class Y shares                               $64                       $202
--------------------------------------------------------------------------------





Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

Lord Abbett is currently waiving the management fees and subsidizing the other expenses of the Fund. Accordingly, the expense ratio of the Fund is 0%. Lord Abbett may stop waiving the management fees and subsidizing the other expenses at any time.

                                                                     The Funds 5

                                                Strategic Core Fixed Income Fund



PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1999 - -0.8%

 Best Quarter   3rd Q `98  1.0%               Worst Quarter   2nd Q `99    -0.8%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share Class                          1 Year                 Since Inception(1)
Class Y shares                        0.57%                       0.57%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index(2)              -0.82%                      -0.82%(3)

(1)  The date of inception of Class Y shares is 12/14/98.

(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/97 to 12/31/99, to correspond with Class Y inception date.



6 The Funds

                                                Strategic Core Fixed Income Fund


FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------------------------------
Fee Table
-------------------------------------------------------------------------------------------------------
                                                                     Class Y

Shareholder Fees (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------------
(as a % of offering price)                                           none
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                        none
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
-------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                   0.50%
-------------------------------------------------------------------------------------------------------
Other Expenses                                                       0.42%
Total Operating Expenses                                 0.92%
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Example


--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                                   1 Year                    3 Years
Class Y shares                                 $94                       $293
--------------------------------------------------------------------------------




Management fees are payable to Lord, Abbett & Co. for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

Lord Abbett is currently waiving the management fees and subsidizing the other expenses of the Fund. Accordingly, the expense ratio of the Fund is 0%. Lord Abbett may stop waiving the management fees and subsidizing the other expenses at any time.


                                                                     The Funds 7

                                YOUR INVESTMENT

PURCHASES

     Class Y shares. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your purchase order submitted in proper form. No sales charges apply.

     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are binding until confirmed or accepted in writing.

     Who May Invest? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis; and (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for Mutual Fund Fee Based Programs, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     Buying Shares By Wire. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund you select, note Class Y shares and include your new account



NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.


Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Funds. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.



8 Your Investment





     number  and your  name.  To add to an  existing  account,  wire to:  United
     Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund of your choice, note Class Y shares and include your account number and your name.

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.


DISTRIBUTIONS AND TAXES


     Each Fund normally pays its shareholders dividends from its net investment income and distributes its net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in the Fund unless you instruct the Fund to pay them to you in cash. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.





     Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.




                                                               Your Investment 9

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored Funds.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Funds.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.



MANAGEMENT


     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month at the annual rate of .50% of 1%. For the fiscal year ended November 30, 1999, Lord Abbett waived its management fee for Core Fixed Income Fund and Strategic Core Fixed Income Fund. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.

     Portfolio Managers. Lord Abbett uses a team of portfolio managers and analysts act-ing together to manage each Fund's investments. Robert Gerber, Partner of Lord Abbett heads the team, the other senior members of which include Walter H. Prahl and Robert A Lee. Mr Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995 and an Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993.



Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.



10 Your Investment

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each Fund and their risks.

     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, inter-est rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, currency exchange contracts, swap agreements, short sales of securities, indexed securities and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of each Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     Foreign Currency Transactions. The Strategic Core Fixed Income Fund may use currency forwards and options to hedge the risk to the portfolio if it expects that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. If the Fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The Fund generally will not enter into a forward contract with a term greater than one year. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the Fund's return could be reduced.

     Foreign Securities. The Fund may invest up to 10% of its net assets in foreign securities. Foreign securities are securities primarily traded in countries outside the United States. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit the Fund's ability to remove its assets from the country. With respect to certain foreign coun-

                                                         For More Information 11
     tries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.


     High Yield Debt Securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower or unrated and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

     Investment Grade Debt Securities. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

     Mortgage-Backed Securities. Investment grade debt securities directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The price of a mortgage-backed security may be significantly affected by changes in interest rates. Some mortgage-backed securities have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.


     Futures and Options Transactions. Each Fund may deal in options on securities, securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. Each Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

     In addition, the use of options and financial futures transactions to achieve a Fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the Fund. These transactions may involve a small investment of cash relative to the risks assumed.

     Portfolio Securities Lending. Each Fund may lend securities to broker-dealers and financial institutions as a means of earning income.
     This practice could result in a loss or delay in recovering a Fund's securities, if the borrower defaults. Each Fund will limit its securities loans to 30% of its total assets and all loans will be fully collateralized.

     Repurchase Agreements. Each Fund may enter into Repurchase Agreements. In a Repurchase Agreement, a Fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a Fund could lose money.

     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a U.S. government security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to cre dit risk (that is, the risk that the counterparty will fail to resell the security to the Fund), but this risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements also involves the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


12 For More Information

     The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value after their expiration date.

     Short Sales. Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box.


     U.S.  Government  Securities.  U.S.  government  securities are obligations
     issued  or   guaranteed   by  the  U.S.   government,   its   agencies   or
     instrumentalities.


     When-Issued or Delayed Delivery Securities. Each Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to a when-issued or delayed delivery transactions, it may increase the volitility of the fund's portfolio.

     Yankees. Each Fund may invest in the securities of foreign issuers payable in U.S. dollars.

GLOSSARY OF SHADED TERMS

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored Fund offering Class Y shares.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


                                                         For More Information 13

RECENT PERFORMANCE


     The following is a discussion of recent performance for the twelve month period ending November 30, 1999.

     For the period under review, the Funds outperformed its benchmark, the Lehman Aggregate Bond Index. The Fund's outperformance can be largely attributed to its continued focus on what are termed "spread products," which include Freddie Macs (FHLMCs), corporate debentures and commercial mortgage-backed securities (CMBs). These securities offered a yield advantage over Treasurys, and therefore added performance to the Fund, particularly as credit spreads widened. Also adding to performance was the Fund portfolio's "barbell structure," a strategy that seeks to capture returns provided by a combination of relatively short and long maturities, over the returns provided by a portfolio comprised of primarily intermediate maturities. The portfolio's average duration steadily remained approximately 5 years.

     Continued progress towards a slower level of economic growth in the coming months should allow interest rates in the U.S. to level off and perhaps begin decreasing again. This will depend on whether the Federal Reserve Board (the "Fed") succeeds in reducing the current pace of economic growth toward 3 percent. However, with consumer confidence and spending still strong, we see few significant signs that the four rate increases by the Fed since June 1999 have brought about this desired slowdown. In general, the Fund's neutral exposure to interest rate risk has enabled it to provide investors with good relative returns, and likewise, positions it well for further changes in the economic environment.




14 For More Information

                                                          Core Fixed Income Fund

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request.


========================================================================================================================
                                                                                   Class Y Shares
------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended November 30,
Per Share Operating Performance:                                            1999                   1998(a)
Net asset value, beginning of year                                         $10.97                  $10.00
========================================================================================================================
Income from investment operations
========================================================================================================================
 Net investment income                                                        .69                     .62
========================================================================================================================
 Net realized and unrealized gain (loss) on investments                      (.59)                    .35
========================================================================================================================
Total from investment operations                                              .10                     .97
========================================================================================================================
Net investment income                                                       (0.41)
========================================================================================================================
Net realized gain on investments                                            (0.12)
========================================================================================================================
Total distributions                                                         (0.53)
========================================================================================================================
 Net asset value, end of year                                              $10.54                  $10.97
========================================================================================================================
Total Return(c)                                                              1.08%                   9.70%(b)
========================================================================================================================
Ratios to Average Net Assets:
========================================================================================================================
 Expenses, excluding waiver                                                   .63%                   0.75%(b)
========================================================================================================================
 Net investment income                                                       6.62%                   5.98%(b)
========================================================================================================================


========================================================================================================================
                                                                               Year Ended November 30,
------------------------------------------------------------------------------------------------------------------------
Supplemental Data:                                                          1999                   1998(a)
Net Assets, end of year (000)                                              $8,713                  $4,694
========================================================================================================================
Portfolio turnover rate                                                    412.77%                 411.03%
========================================================================================================================

(a)  From December 10, 1997 commencement of operations.

(b)  Not annualized.

(c)  Total return assumes the reinvestment of all distributions.


                                                        Financial Information 15

                                                          Core Fixed Income Fund

LINE GRAPH COMPARISON


     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Lehman Brothers Aggregate Bond Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------



[GRAPHIC OMITTED]


================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charges For The Periods Ending November 30, 1999


                                1 Year                     Life(2)
--------------------------------------------------------------------------------
Class Y(3)                       1.08%                      5.42%
--------------------------------------------------------------------------------



(1) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(2)  The Class Y share inception date for is 12/10/97.

(3) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute total return.



Financial Information 16

                                                Strategic Core Fixed Income Fund


FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request.


=======================================================================================================================
                                                                                   Class Y Shares
-----------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended November 30,
Per Share Operating Performance:                                                       1999(a)
Net asset value, beginning of year                                                    $10.00
=======================================================================================================================
Income from investment operations
=======================================================================================================================
 Net investment income                                                                   .62
=======================================================================================================================
 Net realized and unrealized gain on investments                                        (.49)
=======================================================================================================================
Total from investment operations                                                         .13
=======================================================================================================================
Net asset value, end of year                                                          $10.13
=======================================================================================================================
Total Return(c)                                                                         1.30%(b)
=======================================================================================================================
Ratios to Average Net Assets:(b)
=======================================================================================================================
 Expenses, excluding waiver                                                             0.89%(b)
=======================================================================================================================
 Net investment income                                                                  6.23%(b)
=======================================================================================================================


=======================================================================================================================
                                                                               Year Ended November 30,
-----------------------------------------------------------------------------------------------------------------------
Supplemental Data:                                                                     1999(a)

Net Assets, end of year (000)                                                          $2,103
=======================================================================================================================
Portfolio turnover rate                                                                415.82%
=======================================================================================================================

(a)      From December 14, 1998 commencement of operations.
(b)      Not annualized.
(c)      Total return assumes the reinvestment of all distributions.


                                                        Financial Information 17

                                                Strategic Core Fixed Income Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Lehman Brothers Aggregate Bond Index, assuming reinvestment of all dividends and distributions.




[GRAPHIC OMITTED]

================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charges For The Periods Ending November 30, 1999

                                                 Life(2)
--------------------------------------------------------------------------------
Class Y(3)                                       0.90%
--------------------------------------------------------------------------------



(1) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(2)  The Class Y share inception date for is 12/14/98.

(3) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute total return.


18 Financial Information

     More information on each Fund is or will be available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the Funds, lists portfolio holdings, and contains a letter from the Funds' manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


To obtain information:

By telephone.  Call the Funds at:
800-426-1130


By mail.  Write to the Funds at:
The Lord Abbett Family of Funds 90
Hudson Street Jersey City, NJ 07302-3973


Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.




     Lord Abbett Investment Trust -
      Core Fixed Income Series
      Strategic Core Fixed Income Series


     90 Hudson Street
     Jersey City, NJ 07302-3973
--------------------------------------------------------------------------------
     SEC file number: 811-7988



LACORE-Y-1-400
(4/00)

LORD ABBETT

Statement of Additional Information



April 1, 2000


                          LORD ABBETT INVESTMENT TRUST
                             Core Fixed Income Fund
                        Strategic Core Fixed Income Fund

                                    Y SHARES


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated April 1, 2000.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The 1999 Annual shareholder report is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

 TABLE OF CONTENTS                                                    Page


   1.  Investment Policies                                              2
   2.  Trustees and Officers                                            5
   3.  Investment Advisory and Other Services                           9
   4.  Portfolio Transactions                                           10
   5.  Purchases, Redemptions and Shareholder Services                  11
   6.  Performance                                                      12
   7.  Taxes                                                            13
   8.  Information About the Fund                                       13
   9.  Financial  Statements                                            14

                                       1.
                               Investment Policies


The Core Fixed Income Series and the Strategic Core Fixed Income Series (each a "Company" or a "Fund") are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act").


Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

(1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

(2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

(3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and

(8)  issue  senior   securities  to  the  extent  such  issuance  would  violate applicable law.


Compliance with these restrictions will be determined at the time of purchase or sale of such securities.


Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Funds are also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

(1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, deemed to be liquid by the Board of Trustees;

(4) invest in the securities of other investment companies except as permitted by applicable law;

(5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or

(9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such Fund.

Although there is no current intention to do so, each Fund may invest in financial futures and options on financial futures.


For the year ended November 30, 1999, the portfolio turnover rate was 412.77% versus 411.03% for the period December 10, 1997 to November 30, 1998 for Core Fixed Income Fund.

For the period December 14, 1998 to November 30, 1999, the portfolio turnover rate was 415.82% for Strategic Core Fixed Income Fund.


As discussed above, each Fund may purchase securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). If the Funds use this investment technique, it is expected to contribute significantly to the portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

INVESTMENT TECHNIQUES

Foreign Currency Hedging Techniques. Strategic Core Fixed Income Fund may use various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. Strategic Core Fixed Income Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or, in the alternative, the Fund may use a cross-hedging technique whereby it sells another currency which the Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Foreign Currency Put and Call Options. The Fund may also purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies, including those of most of the developed countries. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options are subject to a limit of 5% of the Fund's net assets.

A call option written by the Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund or in such cross currency (referred to above) to cover such call writing.

Lending Portfolio Securities. Each Fund may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Funds' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a fund .

By lending portfolio securities, each Fund may can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. government securities or other forms of non-cash collateral are used as security. Each Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Fund must have a total value in excess of the value of the repurchase agreement.) Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the funds to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for the funds to transactions with dealers and financial institutions believed to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which a Fund otherwise may invest.

When-Issued Transactions. As stated in the Prospectus, each Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by a Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value of fixed-income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.


Average Duration. Each Fund limits its average dollar weighted portfolio duration to a range of between two years more than and two years less than the Lehman Brothers Aggregate Bond Index. As of March 31, 1999 this index currently has a duration of approximately 5 years.


Some of the securities in each Fund's portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, each Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

                                       2.
                              Trustees and Officers


The Board of Trustees of each Fund is responsible for the management of the business and affairs of each Fund.

The following Trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 55, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.

The following outside trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds.

E. Thayer Bigelow, Trustee
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. (since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Trustee

Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of the Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Trustee
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Trustee
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Age 71.

Thomas J. Neff, Trustee
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued for the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside trustees/directors. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside trustees/directors, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the Funds associated with Lord Abbett and no officer of the Funds received any compensation from the Funds for acting as a director/trustee or officer.


                   For the Fiscal Year Ended November 30, 1999
                   -------------------------------------------

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and                   Paid by the Fund and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Trustee            the Fund/1                Funds/2                    Funds3
---------------   ---------------------              ------------------         ------

E. Thayer Bigelow          $11                       $17,622                    $57,720
William H. T. Bush*        $ 4                       $15,846                    $58,000
Robert B. Calhoun, Jr.**   $ 6                       $12,276                    $57,000
Stewart S. Dixon           $11                       $32,420                    $58,500
John C. Jansing            $11                       $41,1084                   $57,500
C. Alan MacDonald          $11                       $26,763                    $57,500
Hansel B. Millican, Jr.    $11                       $37,822                    $57,250
Thomas J. Neff             $11                       $20,313                    $59,660

  *Elected as of August 13, 1998.
 **Elected as of June 17, 1998.

1. Outside trustee/directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett sponsored funds based on the net assets of each Fund. A portion of the fee payable by the Fund to its outside directors/trustees may be deferred under a plan ("equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by the Company in accordance with the equity-based plan as of November 30, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $ ; Mr. Bush, $ ; Mr. Calhoun, $ ; Mr. Dixon, $ ; Mr. Jansing, $ ; Mr. MacDonald, $ ; Mr. Millican, $ and Mr. Neff, $ . If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of November 31, 999, each would own the following: Mr. Bigelow, $ ; Mr. Bush, $ ; Mr. Calhoun, $ ; Mr. Dixon, $ ; Mr. Jansing, $ ; Mr. MacDonald, $ ; Mr. Millican, $ ; and Mr. Neff, $ .

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended November 30, 1999.

3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees' have chosen to defer but does not include amounts accrued under the equity based plan and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the Funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of each Fund have been associated with Lord Abbett for over five years. Messrs. Brown, Carper, Gerber, Hilstad, Hudson, Morris and Towle are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice Presidents:


Zane E. Brown, age 48

Christopher J. Towle, age 42

Robert Gerber, age 45 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from 1992-1997)

Robert G. Morris, age 55


Vice Presidents:


Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Thomas J. Baade, age 35 (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors)

Joan A. Binstock, age 45 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 48

Michael S. Goldstein, age 31 (with Lord Abbett since 1997 - formerly involved in Fixed Income trading and anaylsis at BEA Associated and Portfolio Administrator for The Chase Manhattan Bank)

W. Thomas Hudson, Jr., age 58

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)


Robert A. Lee, age 29 (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995-1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993-1995)


A.Edward Oberhaus III, age 40


Walter H. Prahl, age 40 (with Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994-1997)


Tracie E. Richter,  age 32 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)

Eli M. Salzmann, age 34 (with Lord Abbett since 1997 - formerly Vice President of Mutual of America Capital Corp.; prior thereto Vice President of Mitchell Hutchins Asset Mgt. From 1986 to 1996)

Richard S. Szaro, age 57


Treasurer:


Donna M. McManus, age 39 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

As of March 15, 2000, our officers and trustees, as a group, owned less than 1% of the outstanding shares of each Fund and there were no record holders of 5% or more of the Fund's outstanding shares.


                                       3.
                     Investment Advisory and Other Services

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% for each the Core Fixed Income Fund and Strategic Core Fixed Income Fund. These fees are allocated among the classes of each Fund based on the class' proportionate share of each Fund's average daily net assets.

Each Fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.


The management fee paid to Lord Abbett by the Core Fixed Income Fund for the fiscal year ended November 30, 1999 and 1998 amounted to $39,615 and $ 21,264, respectively. Lord Abbett waived all of its management fee for the fiscal year ended November 30, 1999.

The management fee paid to Lord Abbett by the Strategic Core Fixed Income Fund for the period December 14, 1998 to November 30, 1999 amounted to $10,023. Lord Abbett waived all of its management fee for the period December 14, 1998 to November 30, 1999.


Although not obligated to do so, Lord Abbett may waive all or part of its management fees and or may assume other expenses of each Fund.

As discussed above, each Fund may purchase securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). If the Funds use this investment technique, it is expected to contribute significantly to the portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.


Lord Abbett Distributor LLC, 90 Hudson Street, Jersey City, New Jersey 07303-3973, serves as the principal underwriter for the Funds.


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Funds and must be approved at least annually by our Board of Trustees to continue in such capacity. They perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

Bank of New York, 48 Wall Street, New York, New York, 10286, is the Fund's custodian.

United Missouri Bank of Kansas City, N.A. Tenth and Grand Kansas City, Missouri, 64141, acts as the transfer agent and dividend disbursing agent for each Fund.


                                       4.
                             Portfolio Transactions

The Funds expect that purchases and sales of their portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Funds usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Each Fund's policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the funds, conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of each Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.


During the fiscal year ended November 30, 1999, the Core Fixed Income Fund and Strategic Core Fixed Income Fund paid no commissions to independent brokers.


                                       5.
                 Purchases, Redemptions and Shareholder Services

With respect to the foreign assets of the Strategic Core Fixed Income Fund, all assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Company. The Board of Trustees will monitor, on an ongoing basis, each fund's method of valuation.

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases."

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors (Trustees).

The net asset value per share for the Class Y shares of each Fund will be determined by taking the Class Y shares net assets and dividing by its outstanding shares. Our Class Y shares will be offered at net asset value.

The offering price of Class Y shares of the Funds for the period indicated below were computed as follows:


                                                              November 30, 1999

Core Fixed Income Fund

Net asset value per share (net assets divided
  by shares outstanding)...............................             $10.54

Strategic Core Fixed Income Fund

Net asset value per share (net assets divided
  by shares outstanding)...............................             $10.13


Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Class Y Share Exchanges. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Affiliated Fund, Inc., Lord Abbett Investment Trust - High Yield Fund, Bond-Debenture Fund, Developing Growth Fund, Mid-Cap Value Fund, International Fund, Growth Opportunities Fund, Small-Cap Value Fund, Lord Abbett Securities Trust - Micro-Cap Growth Fund, Micro-Cap Value Fund and Large Cap Growth Fund.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares (Affiliated Fund, Small-Cap Fund, Growth Opportunities Fund, and High Yield Fund), and 60 shares
(International Fund). Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                   Performance

Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in each Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.


Class Y share performance. Using the computation method described above, Core Fixed Income Fund's total return for Class Y shares for the year ended November 30, 1999 was 1.08% and for the period from December 10, 1997 to November 30, 1998 was 5.42%.


Strategic Core Fixed Income Fund's total return for Class Y shares for the period December 14, 1998 to November 30, 1999 was .90%.

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of fund shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distribution designated by a fund as a "capital gains distribution" which you received with respect to such shares. Losses on the sale of fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

The Strategic Core Fixed Income Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) U.S. withholding tax on dividends representing ordinary income and net short-term capital gains and the applicability of U.S. gift and estate taxes to non-U.S. persons who own Fund shares.


                                       8.
                          Information about the Company


Lord Abbett Investment Trust was organized as a Delaware business trust on August 16, 1993. The Fund's trustees have authority to create separate classes of shares of beneficial interest and separate funds without further action by shareholders. The Company has six Funds, two of which are discussed in this Statement of Additional Information: All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Further classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund.

Shareholder Liability. Delaware law provides that Company shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Company's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Company or any series (or fund) and requires that a disclaimer be given in each contract entered into or executed by the Company. The Declaration provides for indemnification out of the Company's property of any shareholder or former shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

General. The assets of the Company received for the issue or sale of the shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are recorded on the books of account of the Company, and are to be charged with the liabilities with respect to such Fund and with a share of the general expenses of the Company. Expenses with respect to the Company are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Company, the holders of the shares of each Fund are entitled to receive as a class the underlying assets of such Fund available for distribution.

Under the Company's Declaration of Trust, the trustees may, upon shareholder vote, cause the Company to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Company or any Fund to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Company's registration statement. In addition, the trustees may, without shareholder vote, cause the Company to be incorporated under Delaware law.

Derivative actions on behalf of the Company or any fund may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Company or any fund, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics, which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent Trustees of the Company to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements


The financial statements for fiscal year ended November 30, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such annual financial statements contained in the 1999 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C   OTHER INFORMATION

This Post-Effective Amendment No. 26 (the "Amendment") to the Lord Abbett Investment Trust's (the "Registrant") Registration Statement relates to Balanced Series, Class A, B, C and P; Lord Abbett High Yield Fund, Class A, B, C, and P; Limited Duration U.S. Government Securities Series, Class A, C and P; and U.S. Government Securities Series, Class A, B, C and P. This Registration Statement also relates to Core Fixed Income Series and Strategic Core Fixed Income Series, Class Y shares.

Item 23      Exhibits

(a)  Articles of Incorporation. Incorporated by reference.

(b) By-Laws. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A on December 30, 1998.

(c)  Instruments Defining Rights of Security Holders. Not applicable.

(d) Management Agreement. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A on October 7, 1994. Addendum to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on Form N-1A on December 22, 1995 and to Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A on February 14, 1996.

(e)  Distribution   Plan   and   Agreement.   Incorporated   by   reference   to
     Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A filed on February 14, 1996.

(f) Bonus or Profit Sharing Contracts. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A to the Lord Abbett Equity Fund (File No. 811-7538) filed on September 22, 1994.

(g)  Custodian Agreements. Incorporated by reference.

(h)  Transfer Agency Agreement. Incorporated by reference.

(i)  Consent to Legal Opinion. Filed herewith.

(j)  Consent of Deloitte & Toouch LLP. Filed herewith.

(k) Financial Statements. Incorporated by reference to the Registrant's Form N-30D filed on February 23, 2000 (Accession No. 0000911507-00-000003).

(l)  Initial Capital Agreements. Incorporated by reference.

(m) Rule 12b-1 Plans. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A on October 8, 1993.

(n) Financial Data Schedule. Incorporated by reference to the Registrant's Form N-SAR filed on February 2, 2000 (Accession No. 0000911507-00-00002).

(o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A on March 24, 2000.

(p)  Code of Ethics. Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund

         None.

Item 25. Indemnification

         The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

         The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and
         (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

         Investment Sub-Adviser
         American Skandia Trust (Lord Abbett Growth & Income Portfolio)

Item 27. Principal Underwriter

(a)      Lord Abbett Affiliated Fund, Inc.
         Lord Abbett Bond-Debenture Fund, Inc.
         Lord Abbett Mid-Cap Value Fund, Inc.
         Lord Abbett Developing Growth Fund, Inc.
         Lord Abbett Tax-Free Income Fund, Inc.
         Lord Abbett Government Securities Money Market Fund, Inc. Lord Abbett Tax-Free Income Trust
         Lord Abbett Global Fund, Inc.
         Lord Abbett Equity Fund
         Lord Abbett Series Fund, Inc.
         Lord Abbett Research Fund, Inc.
         Lord Abbett Securities Trust

(b)      The partners of Lord, Abbett & Co. are:

         Name and Principal         Positions and Offices
         Business Address           with Registrant
         ----------------           ---------------

         Robert S. Dow              Chairman and President
         Zane E. Brown              Executive Vice President
         Robert I. Gerber           Executive Vice President
         Robert G. Morris           Executive Vice President
         Christopher J. Towle       Executive Vice President
         Paul A. Hilstad            Vice President & Secretary
         Daniel E. Carper           Vice President
         W. Thomas Hudson, Jr.      Vice President

         The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington and John J. Walsh.

         Each of the above has a principal business address at 90 Hudson Street, Jersey City, New Jersey 07302-3973

(c)      Not applicable

Item 28. Location of Accounts and Records

         Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as cancelled stock and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. Management Services

         None.

Item 30. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The Registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Ace and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 31th day of March, 2000.

                             BY:/s/ Lawrence H. Kaplan      /s/ Donna M. McManus
                                ----------------------      --------------------
                                    Lawrence H. Kaplan          Donna M. McManus
                                    Vice President              Treasurer

                          LORD ABBETT INVESTMENT TRUST

           Pursuant to the requirements of the Securities Act this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                              Title                       Date
----------                              -----                       ----
                                     Chairman, President
/s/Robert S. Dow*                    and Director/Trustee      March 31, 2000
------------------                   --------------------      --------------
Robert S. Dow

/s/ E. Thayer Bigelow*               Director/Trustee          March 31, 2000
----------------------------         --------------------      --------------
E. Thayer Bigelow

/s/William H. T. Bush*               Director/Trustee          March 31, 2000
----------------------------         ----------------          --------------
William H. T. Bush

/s/Robert B. Calhoun, Jr*.           Director/Trustee          March 31, 2000
--------------------------           ----------------          --------------
Robert B. Calhoun, Jr.

/s/Stewart S. Dixon*                 Director/Trustee          March 31, 2000
----------------------------         ----------------          --------------
Stewart S. Dixon

/s/John C. Jansing*                  Director/Trustee          March 31, 2000
----------------------------         ----------------          --------------
John C. Jansing

/s/C. Alan MacDonald*                Director/Trustee          March 31, 2000
----------------------------         ----------------          --------------
C. Alan MacDonald

/s/Hansel B. Millican, Jr*.          Director/Trustee          March 31, 2000
---------------------------          ----------------          --------------
Hansel B. Millican, Jr.

/s/Thomas J. Neff*                   Director/Trustee          March 31, 2000
----------------------------         ----------------          --------------
Thomas J. Neff